Wildermuth Endowment Strategy Fund

Supplement No. 1 dated June 24, 2016
to the Statement of Additional of Information
dated March 15, 2016,

This Supplement contains new and additional information that supersedes any contrary information contained in the Wildermuth Endowment Strategy Fund’s (the “Fund”) current Statement of Additional Information (“SAI”), and should be read in conjunction with the SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the SAI.

Board Committees

The second paragraph included under the heading “Board Committees” on page 21-22 of the SAI is hereby deleted in its entirety and replaced with the following:

Valuation Committee: The Board has a Valuation Committee that currently consists of three members, all of whom are Independent Trustees. The purpose of the Valuation Committee is to: (i) determine whether market quotations are readily available for securities held by the Fund; (ii) determine the fair value of securities held by the Fund for which market quotations are not readily available; (ii) determine the fair value of assets of the Fund which are not held in the form of securities; (iv) monitor the material aspects of the Fund’s Pricing and Valuation Procedures (the “Valuation Procedures”) as adopted by the Board, and as amended from time to time; and (v) monitor the Fund’s obligations with respect to the valuation of its assets under the 1940 Act. The Valuation Committee operates pursuant to Valuation Committee Charter and the Valuation Procedures.

Please retain this Supplement with your SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-888-889-8981.